UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

AMENDMENT NO. 1 ON
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2013

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KADANT INC.

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 18, 2013, Kadant Inc. (the "Company") filed a Current Report on Form 8-K to disclose that a wholly-owned subsidiary of the Company acquired all of the outstanding stock of Companhia Brasileira de Tecnologia Industrial (CBTI) on April 12, 2013. In this Form 8-K, the Company indicated that, to the extent necessary, the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment to the Form 8-K within 71 calendar days.
Upon further analysis following completion of the acquisition, the Company has determined that the acquisition was not significant under Section 11-01(b) of Regulation S-X and that such financial statements and pro forma financial statements are therefore not required to be filed. Accordingly, the Company hereby amends the Form 8-K filed on April 18, 2013 to eliminate the references to the subsequent filing of financial statements and pro forma financial information relating to the acquisition.
Item 9.01	Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: June 25, 2013	By:	/s/ Thomas M. O'Brien
Thomas M. O'Brien Executive Vice President and Chief Financial Officer